UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2008

Dell Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dell Way, Round Rock, Texas 78682
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 338-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	As previously announced, Mr. Donald J. Carty resigned as Vice Chairman and Chief Financial Officer effective June 13, 2008. He remains a member of the company’s Board of Directors. On June 24, 2008, the company awarded Mr. Carty $300,000 in recognition of his dedicated service to the company as Chief Financial Officer from January 1, 2007 through June 13, 2008. In that position, he managed the company’s responses to the Audit Committee investigation and the ongoing SEC investigation, assisted in the design and implementation of the company’s current business strategy and defined Dell’s current productivity and cost initiatives. This cash award was not made pursuant to any prior plan, contract or arrangement, and was approved by the Leadership Development and Compensation Committee of the company’s Board of Directors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
Date: June 30, 2008	By:	/s/ Janet B. Wright
Janet B. Wright
Assistant Secretary

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